SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                           October 2, 2012
                            Date of Report
                   (Date of Earliest Event Reported)

                       HAUGE TECHNOLOGY, INC.
        (Exact Name of Registrant as Specified in its Charter)

                    ENTREE ACQUISITION CORPORATION
                     (Former Name of Registrant)

Delaware                      000-54720                   00-0000000
(State or other          (Commission File Number)       (IRS Employer
jurisdiction               of incorporation)         Identification No.)


                       Isobaric Strategies Inc.
                      1525 3rd Street, Suite F
                     Riverside, California 92507
               (Address of Principal Executive Offices)

                         215 Apolena Avenue
                 Newport Beach, California 92662
            (Former Address of Principal Executive Offices)

                            757-277-2858
                   (Registrant's Telephone Number)

ITEM 3.02 Unregistered Sales of Equity Securities

     On October 3, 2012, Hauge Technology, Inc. (formerly Entree Acquisition Corporation) (the "Registrant" or the "Company") issued 2,774,126 shares of its common stock pursuant to Section 4(2) of the Securities Act of 1933 at par representing 84.7% of the total outstanding 3,274,126 shares of common stock.

ITEM 5.01     Changes in Control of Registrant

    On October 2, 2012, the following events occurred which resulted in a change of control of the Registrant:

    1. The Registrant redeemed an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock at a redemption price of $.0001 per share for an aggregate redemption price of $1,950.

    2.   The then current officers and directors resigned.

    3.   New officer(s) and director(s) were appointed and elected.

    The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on May 30, 2012 as supplemented by the information contained in this report.

    The Registrant anticipates that it will acquire Isobaric Strategies, Inc. Isobaric Strategies, Inc. was established in 2009 and is dedicated to the market introduction of the XPR (Axle Positioned Rotor) for liquid flow energy recovery. Through reduced acquisition costs and higher efficiency, advanced XPR technology opens many large markets including brackish reverse osmosis desalination, mining, oil/gas processing and osmotic power. The advanced XPR technology designed by Isobaric Strategies yields twice the flow at higher efficiency with the same manufacturing costs compared to the original pressure exchanger technology, which has been a major component in the worldwide growth of reverse osmosis desalination in the last decade.

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors

    On October 2, 2012, James M. Cassidy resigned as the Registrant's president, secretary and director.

    On October 2, 2012, James McKillop resigned as the Registrant's vice president and director.

    On October 2, 2012, Leif J. Hauge was named as the director of the Registrant.

    On October 2, 2012, Leif J. Hauge was appointed President, Secretary and Treasurer.

    Leif J. Hauge has been the Chairman and chief executive officer of Isobaric Strategies Inc. since 2009. Mr. Hauge has 25 years of international business, R & D and innovation experience. Mr. Hauge invented the XPR Energy Recovery Device) in 2004 and brought to the desalination market last year.
He is the founder of Energy Recovery, Inc. (NASDAQ:ERII), which today is a large manufacturer of energy recovery devices for reverse osmosis desalination. Mr. Hauge received the Sidney Loeb inaugural award by the European Desalination Society in 2006 for his invention and has published several papers and holds six patents.



                     SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.




Date: October 3, 2012             /s/ Leif J. Hauge
                                      President